EXHIBIT 32
CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2022

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Elanco Animal Health Incorporated, an Indiana corporation (the “Company”), does hereby certify that, to the best of their knowledge:
The Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 (the “Form 10-Q”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 8, 2022	/s/	Jeffrey N. Simmons
Jeffrey N. Simmons
President and Chief Executive Officer
(Principal Executive Officer)

Date:	November 8, 2022	/s/	Todd S. Young
Todd S. Young
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)